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                                                                   EXHIBIT 10.9




                      FIRST AMENDMENT TO CREDIT AGREEMENT


         This First Amendment to Credit Agreement (hereinafter referred to as the "FIRST AMENDMENT") dated as of October 16, 1997, amends that certain Credit Agreement dated as of September 15, 1997 (the "CREDIT AGREEMENT") and entered into by and among PACKAGED ICE, INC., a Texas corporation ("BORROWER"), and THE FROST NATIONAL BANK, a national banking association, individually and as agent for the Banks acting in the manner and to the extent provided in ARTICLE 8 (in such capacity, the "AGENT"), ZIONS FIRST NATIONAL BANK, a national banking association, individually, and each of the lenders which becomes a party to as provided in SECTION 10.7 of the Credit Agreement (individually, a "BANK" and collectively, the "BANKS").

                                    RECITALS

         1. Borrower requested and the Agent and the Banks provided, pursuant to the terms and subject to the conditions in the Credit Agreement, a revolving credit facility for the purposes therein provided; and

         2. Borrower requested and the Agents and the Banks, severally, are willing to make certain amendments and modifications to the Credit Agreement as hereinafter provided;

         NOW THEREFORE, for and in consideration of the premises and the promises herein, and for other good and valuable consideration, the receipt, adequacy and reasonable equivalency of which are hereby acknowledged by each party hereto, Borrower, each Bank and the Agent agree as follows:


                                   AGREEMENTS

         1. The definition of term "INDENTURE" contained in the "Definition of Terms" portion of the Credit Agreement is hereby deleted in its entirety and substituted in its place is the following:

                 ""INDENTURE" means collectively (i) that certain Indenture dated as of April 17, 1997, among Packaged Ice, Inc. as Issuer, the Subsidiary Guarantors named therein and U.S. Trust Company of Texas, N.A. as Trustee relating to $50,000,000 12% Series A Senior Notes due April 15, 2004 and 12% Series B Senior Notes due April 15, 2004, (ii) any indenture having substantially the same terms and governing not more than an additional $25,000,000 of 12% Senior Notes (Series C and D) due April 15, 2004, and (iii) any indenture having substantially the same terms, replacing the two aforesaid indentures and governing not more than $75,000,000 of 12% Senior Notes due April 15, 2004 (which 12% Senior Notes shall include Notes issued in exchange for the 12% Series B Senior Notes), as each may be amended or supplemented from time to time, to the extent such amendment is not prohibited hereunder".
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         2.      The final paragraph of SECTION 6.2 of the Credit Agreement is hereby amended to read as follows:

      "Notwithstanding the foregoing or any other provision hereof, at no time during the term hereof shall the sum of all principal owed or available for advance on the Indebtedness described in subsections (i), (iv) and
      (v) of this SECTION 6.2 exceed, (i) prior to September 15, 1999, $95,000,000 and (ii) after September 15, 1999, $95,000,000, minus any reduction of the Commitments pursuant to SECTION 2.7."

         3. SCHEDULE 6.2 to the Credit Agreement is hereby amended by deleting the number "$65,000,000.00" and inserting in lieu thereof the number "$75,000,000.00".

         4. All terms not otherwise defined in this First Amendment shall have the same meanings as are set forth in the Credit Agreement.

         5. Except as specifically modified or amended herein, all terms, provisions and requirements of the Credit Agreement shall remain as written, as amended from time to time. Borrower reaffirm all covenants, conditions, representations and warranties contained in the Credit Agreement, as amended.

                        NOTICE TO COMPLY WITH STATE LAW

         For the purpose of this Notice, the term "WRITTEN AGREEMENT" shall include the document set forth above, together with each and every other document relating to and/or securing the same loan transaction, regardless of the date of execution.

       THIS WRITTEN LOAN AGREEMENT AND ALL OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES WITH RESPECT TO THE SUBJECT MATTER COVERED HEREBY AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.


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         EXECUTED on  this        day of       , 1997, to be effective the 16th
day of October, 1997.      ------        ------

                                        BORROWER:
                                        --------

                                        PACKAGED ICE, INC., a Texas corporation

                                        By:
                                           -------------------------------
                                        Name:
                                             -----------------------------
                                        Title:
                                              ----------------------------


                                        BANKS:
                                        -----

                                        THE FROST NATIONAL BANK, a national
                                        banking association, Individually and
                                        as the Agent

                                        By:
                                           ---------------------------------
                                        Name:
                                             -------------------------------
                                        Title:
                                              ------------------------------


                                        ZIONS FIRST NATIONAL BANK, a national
                                        banking association

                                        By:
                                           ---------------------------------
                                        Name:
                                             -------------------------------
                                        Title:


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         The Guarantors (as defined in the Credit Agreement) have executed this
First Amendment to grant their consent to the agreements evidenced hereby.

                                     GUARANTORS:
                                     ----------

                                     SOUTHWESTERN ICE, INC., a Texas
                                     corporation

                                     By:
                                        -----------------------------------
                                     Name:
                                          ---------------------------------
                                     Title:
                                           --------------------------------


                                     MISSION PARTY ICE, INC., a Texas
                                     corporation

                                     By:
                                        -----------------------------------
                                     Name:
                                          ---------------------------------
                                     Title:
                                           --------------------------------


                                     PACKAGED ICE LEASING, INC.; a Texas
                                     corporation

                                     By:
                                        -----------------------------------
                                     Name:
                                          ---------------------------------
                                     Title:
                                           --------------------------------


                                     SOUTHCO ICE, INC., a Texas corporation

                                     By:
                                        -----------------------------------
                                     Name:
                                          ---------------------------------
                                     Title:
                                           --------------------------------



                                     SOUTHWEST TEXAS PACKAGED ICE, INC., a
                                     Texas corporation

                                     By:
                                        -----------------------------------
                                     Name:
                                          ---------------------------------
                                     Title:
                                           --------------------------------

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